UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	333-192954	58-1211925
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Exchange Place	30084-5336
Tucker, Georgia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The information related to the Services Agreement, the LGA Amendment, and the Interim Assessment Agreement, as discussed in Item 8.01, is incorporated by reference into this Item 1.01.

Item 8.01              Other Events.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition — Capital Requirements and Liquidity and Sources of Capital — Vogtle Units No. 3 and No. 4” and Notes K and L in our quarterly report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 11, 2017, and our subsequent current reports on Form 8-K for additional information regarding (i) our 30% interest in the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, including the Engineering, Procurement and Construction Agreement among Georgia Power Company, acting for itself and as agent for, us, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners), and a consortium consisting of Westinghouse Electric Company LLC and WECTEC Global Project Services Inc. (WECTEC, together with Westinghouse, the EPC Contractor), under which the EPC Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the EPC Agreement); (ii) the filing, by each of Westinghouse and WECTEC, for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code; (iii) Georgia Power’s entry, on behalf of itself and as agent for the other Co-owners, into an Interim Assessment Agreement (the Interim Assessment Agreement), with the EPC Contractor and WECTEC Staffing Services LLC (WECTEC Staffing) and the extension of the term of the Interim Assessment Agreement through July 27, 2017; (iv) the guarantee by Toshiba Corporation of certain obligations of the EPC Contractor under the EPC Agreement (the Toshiba Guarantee) and a settlement agreement between Georgia Power, the other Co-owners and Toshiba regarding the Toshiba Guarantee; (v) Toshiba’s financial situation, including its announcement that further substantial charges may be required in the quarter ended March 31, 2017 in connection with the bankruptcy filing of Westinghouse and WECTEC and that material events and conditions raise substantial doubt about Toshiba’s ability to continue as a going concern; (vi) an amended and restated services agreement dated July 20, 2017, between Georgia Power, for itself and as agent for the other Co-owners, and the EPC Contractor (as amended and restated, the Services Agreement); and (vii) the Loan Guarantee Agreement, dated February 20, 2014, between us and the United States Department of Energy (the DOE), as heretofore amended (the Loan Guarantee Agreement).

On July 27, 2017, the DOE consented to Georgia Power’s entry into the Services Agreement and the related intellectual property licenses (the IP Licenses). With the delivery of the DOE’s consent, the Services Agreement and the rejection of the EPC Agreement by the EPC Contractor in its bankruptcy proceeding each became effective and the Interim Assessment Agreement expired pursuant to its terms.

In addition, in connection with the DOE’s consent, on July 27, 2017, we and the DOE entered into Amendment No. 3 to the Loan Guarantee Agreement (the LGA Amendment) to amend the Loan Guarantee Agreement pending the completion of a comprehensive schedule, cost-to-complete, and cancellation cost assessments being prepared by Georgia Power on behalf of the Co-Owners as a result of the bankruptcy of Westinghouse and WECTEC (the Cost Assessments).

Under the terms of the LGA Amendment, no advances will be permitted unless and until such time as Georgia Power, on behalf of the Co-Owners, has (i) completed the Cost Assessments and made a determination to continue construction of Plant Vogtle Units 3 and 4; (ii) delivered to the DOE an updated project schedule, construction budget, and other information; (iii) entered into one or more agreements with a construction contractor or contractors that will be primarily responsible for construction of Plant Vogtle Units 3 and 4 and such agreements have been approved by the DOE (together with the Services Agreement and the IP Licenses, the Replacement EPC Arrangements); and (iv) entered into a further amendment to the Loan Guarantee Agreement with the DOE to reflect the Replacement EPC Arrangements.

Under the Loan Guarantee Agreement, upon the occurrence of an “Alternate Amortization Event,” the DOE may require us to prepay the outstanding principal amount of all guaranteed borrowings over a period of five years (with level principal amortization).  Under the terms of the LGA Amendment, the existing Alternate Amortization Event relating to certain terminations of the EPC Agreement will be replaced with a new Alternate Amortization Event relating to termination of the Services Agreement or rejection of the Services Agreement in bankruptcy if Georgia Power does not maintain access to intellectual property rights under the IP Licenses.  An Alternate Amortization Event also will be triggered if we decide not to continue construction of Plant Vogtle Units 3 and 4 or Georgia Power, on behalf of the Co-Owners, fails to complete the Cost Assessments or enter into the Replacement EPC Arrangements by December 31, 2017.  In addition, under certain circumstances we may be required under the LGA Amendment to make prepayments in connection with our receipt of payments under the settlement agreement with Toshiba regarding the Toshiba Guarantee or from the EPC Contractor under the EPC Agreement.

The LGA Amendment also includes other technical and administrative amendments to the Loan Guarantee Agreement.  This summary of the LGA Amendment is qualified in its entirety by reference to the full text of the LGA Amendment, a copy of which is attached hereto as Exhibit 4.1.

The ultimate outcome of these matters cannot be determined at this time.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

4.1	Amendment No. 3, dated July 27, 2017 to Loan Guarantee Agreement dated February 20, 2014, between Oglethorpe Power Corporation and the DOE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	July 28, 2017	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer